LOSS PER SHARE (Details) - CAD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
LOSS PER SHARE
Net (loss) income attributable to GFL Environmental Inc.	$ (722.7)	$ 45.4
Amounts attributable to preferred shareholders	80.3	92.2
Adjusted net loss	$ (803.0)	$ (46.8)
Weighted and diluted weighted average number of shares outstanding	380,841,299	369,656,237
Basic and diluted loss per share
Basic loss per share	$ (2.11)	$ (0.13)
Diluted loss per share	$ (2.11)	$ (0.13)